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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 20, 2003


                                    QLT Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)



British Columbia, Canada                000-17082                           N/A
------------------------        ------------------------     -------------------
(Jurisdiction of                (Commission File Number)           (IRS Employer
Incorporation)                                               Identification No.)


                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 5.     OTHER EVENTS

            On October 20, 2003, QLT Inc. reported that its alliance partner, Novartis, announced global Visudyne(R) (verteporfin) sales of approximately US$89.8 million for the quarter ended September 30, 2003. This represents an increase of 28% over sales in the third quarter of 2002.

ITEM 7.     EXHIBITS

Exhibit
Number      Description
-------     -----------

99.1        Press release dated October 20, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.

                                                     QLT Inc.
                                       -------------------------------------
                                                   (Registrant)



Date    October 20, 2003               /s/  Paul J. Hastings
      --------------------             -------------------------------------
                                                   (Signature)
                                       President and Chief Executive Officer